UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM N-CSR

______________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

______________

Investment Company Act file number     811-03287

New Alternatives Fund, Inc.

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite 306

Melville, New York  11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund, Inc.

150 Broadhollow Road, Suite 306

Melville, New York  11747

(Name and address of agent for service)

Registrant’s telephone number, including area code:     631-423-7373

Date of fiscal year end:     December 31, 2006

Date of reporting period:     December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.

Reports to Stockholders.

The Report to Shareholders is attached herewith.

New Alternatives Fund, Inc. A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING ALTERNATIVE ENERGY AND THE ENVIRONMENT

ANNUAL

FINANCIAL REPORT

December 31, 2006

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND 150	Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
Shareholder’s Services (PFPC)	PO Box 9794	Providence, RI 02940	(800) 441-6580	(610) 382-7819
Overnight Address	101 Sabine Street	Pawtucket, RI 02860

PFPC Distributors, Inc.   760 Moore Rd,   King of Prussia, PA 19406

Recycled Paper

NEW ALTERNATIVES FUND, INC.

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For each share of capital stock outstanding

	Year Ended 12/31 2006	Year Ended 12/31 2005	Year Ended 12/31 2004	Year Ended 12/31 2003	Year Ended 12/31 2002

Net Asset Value at Beginning of Year	$34.46	$33.48	$29.69	$24.21	$34.71
Investment income	0.63	0.55	0.59	0.58 0.62
Expenses	(0.45)	(0.37)	(0.42)	(0.37)	(0.37)
Net investment income	0.18	0.18	0.17	0.21	0.25
Net realized & unrealized gain (loss) on investments	11.47	2.81	3.79	5.48	(10.50)
Total from investment operations	11.65	2.99	3.96	5.69	(10.25)
Distributions from net investment income	(0.18)	(0.18)	(0.17)	(0.21)	(0.25)
Distributions from net realized gain	(2.02)	(1.83)	(0.00)	(0.00)	(0.00)
Total distributions	(2.20)	(2.01)	(0.17)	(0.21)	(0.25)
Net change in net asset value	9.45	0.98	3.79	5.48	(10.50)
Net asset value as of end of the year	$43.91	$34.46	$33.48	$29.69	$24.21
Total return
(Sales load not reflected)	33.83%	8.94%	13.34%	23.50%	-29.50%
Net assets, end of year (in thousands)	$117,035	$64,765	$52,615	$44,901	36,723
Ratio of operating expense to average net assets	1.25%	1.28%	1.32%	1.39%	1.32%
Ratio of net investment income to average net assets	0.51%	0.65%	0.65%	0.82%	0.89%
Portfolio turnover	39.83%	52.09%	50.05%	32.70%	32.60%
Number of shares outstanding at end of period*	2,665,296	1,879,695	1,565,049	1,512,199	1,516,709

* Shares immediately prior to dividend - Fund commenced operation on September 3, 1982

The accompanying notes are an integral part of these financial statements.

Management’s Discussion of Financial Performance for the Year 2006

Fund Performance: The Fund was up 33.83% for the year including a long-term capital gain distribution of $2.02 and $0.18 income dividend.

Factors Affecting the Fund: Factors affecting the Fund’s portfolio this past year include energy prices, energy and environmental policies in the U.S. and abroad, interest rates, and the value of the dollar relative to foreign currencies – particularly the Euro and Yen.

Oil prices ended the year at about where they started, at $61 a barrel, although they peaked at $78 in July and averaged $66 a barrel for the year. Natural gas prices declined by almost 41% percent from the start of 2006 to year end, with futures prices at $6.29 per 1000 cubic feet at year end. At year end, the energy markets were attentive to a warm winter (calendar year 2006 was warmer than average) and the potential impact of El Nino in 2007. Nevertheless oil and gas prices were much higher than they were several years ago.

Political figures, including some in the U.S., expressed concern about energy dependency President Bush spoke about “addiction” to foreign oil. Former Vice President Al Gore’s movie “An Inconvenient Truth” brought increased attention in the states to the issue of climate change.

U.S. Treasury Bill short term interest rates ended the year at about 4.7%. The U.S. dollar declined 11.49% against the Euro, but rose 0.9% against the Yen.

Portfolio Holdings and Changes: At year end, approximately 65% of the Fund’s net assets were invested in foreign companies, a little over 17% in domestic companies, and almost 18% of net assets were cash and cash equivalents. The Fund’s performance was particularly boosted by its European stock holdings which not only increased in share price, but whose value also increased as a result of the strength of the Euro currency. The Fund held the relatively large percentage in cash equivalents due to concern about stock valuation and apprehension about the economy. The Fund’s net assets increased in 2006 from approximately $65 million to approximately $117 million.

Renewable Energy:

Wind: The Fund’s Wind turbine holdings, Gamesa (up over 100%) and Vestas (up more than 100%) performed exceptionally well in 2006. The share prices of companies which generate electricity using wind turbines and/or small hydroelectric equipment, Acciona, Brookfield Asset Management, Trust Power and Canadian Hydro Developers also gained. A late addition to the portfolio was EDF Energies Nouvelles, a wind project company, which was spun out of the French electric utility EDF.

Solar: The pure play Solar Energy holdings, Conergy (up 79%), Q-Cells (up 39%), Solarworld (up 69%), Renewable Energy Corp. and Sunpower performed more than respectably, while the more diversified companies with solar portfolios, Sharp & Kyocera, both based in Japan, had modest but positive stock performance.

Geothermal: The Fund’s two geothermal energy related holdings, Ormat Technologies and WFI Industries (Water-furnace) performed well.

Bio-Fuel. There were mixed results among the bio-fuel (ethanol and bio-diesel) related holdings. The best share performance in this group was Abengoa (Spain) (up 124%) which produces ethanol in Europe and the U.S., as well as having interests in solar, water and recycling. Acciona (Spain) mentioned above in connection with its wind power division produces bio-diesel and performed well, while U.S. ethanol producer Verasun had lackluster share performance. A late addition to the portfolio was Cosan (Brazil), which produces ethanol from sugarcane rather than from corn which is the primary ethanol feedstock in the U.S.

Fuel Cells and Hydrogen: The Fund owns shares of two Fuel Cell companies, Fuel Cell Energy (fuel cells for distributed energy), and Medis (fuel cells for small portable). Shares of both of these companies were extremely volatile – with Fuel Cell Energy shares down for the year and Medis just about unchanged.

Hybrid Automobile Components: The Fund’s portfolio includes four companies with connection to automobiles and hybrid autos. The companies in Japan, Aisin Seiki, Denso and Matsushita were lackluster performers on a U.S. dollar basis, although each had increased earnings. A relatively new holding in this area is Johnson Controls, a U.S. company which also manufactures energy control equipment and manages a number of cogeneration facilities. This company is also manufacturing Lithium-ion batteries for use in hybrid autos batteries.

Energy Conservation: The Fund owns shares of eight companies (approximately 13% of net assets) which have roles in conserving energy. Two companies manufacture insulation, St Gobain (France) and Owens Corning, a recent addition to the portfolio when it exited bankruptcy related to asbestos. Two Fund holdings manufacture electrical apparatus which conserve electricity, Schneider Electric and Johnson Controls. The other holdings are in diverse fields, Baldor Electric (efficient electric motors), Color Kinetics (LED lighting), Koninklijke Phillips (lighting), Stantec (architecture) and Telvent (Information technology). Each of these holdings performed reasonably well.

Natural Gas Utilities: The Fund reduced its holdings of natural gas utilities which no longer provide as high dividend yields as they did in the past. The two natural gas utility holdings Northwestern Natural Gas and South Jersey Industries both are in jurisdictions where regulators support energy conservation. South Jersey Industries has a division which taps gas from land fills another which uses cogeneration to produce electricity and a new division which will install solar equipment in the service area.

Water: The Fund owned shares of six companies providing their customers with water, or water related apparatus. The U.K. based water utilities, Kelda and Pennon, and the Brazilian water and sewerage utility, Companhia de Saneamento Basico produced increased share performance, while the U.S. water utility, Aqua America was about even for the year. The water related equipment manufacturers, Badger Meter in the U.S. performed reasonably well, while a later Fund addition, Hyflux (Singapore), which provides water purification apparatus and services in China and Southeast Asia, represented a modest loss.

Natural Food: The Fund’s two natural food companies, distribution company United Natural Food, and soy product company SunOpta, both increased in share price. SunOpta was the more volatile of the two, most likely because interest in low carbohydrate diets waned and interest in its cellulosic ethanol processing division was volatile.

Cash and Treasury Holdings: We ended the year with approximately 17.6% of net assets in cash and U.S. Treasury Bills. This was a lower percentage of net assets than the prior year, but a larger amount in absolute terms. This reflected the good performance of the Fund’s stock holdings and a substantial increase in the Fund’s total net assets attributable both to increased subscriptions and appreciation.

Short term interest rates at year end were approximately 4.7%, compared to approximately 3.4% in 2005 and 1.5% in 2004.

Income from Dividends and Interest/Expenses: The Fund’s net ordinary investment income dividend per share was about same as the prior year. Both gross investment income and Fund operating expenses increased in 2006. Compared to the prior year, interest income increased, while dividend income declined. The dividend yields on many of the utilities the Fund owned declined as the share price of those utilities increased. Meanwhile, short term interest rates increased somewhat and the Fund’s holdings in Treasury Bills (as a cash equivalent) increased as Fund net assets increased.

On the expense side, the dollar amount of the Fund’s administration expenses increased due to the overall asset growth of the Fund and the nature of PFPC’s asset based fee. Additionally, the Fund retained PFPC to provide more comprehensive accounting and administrative related services. In the case of PFPC in its role as Transfer Agent, costs increased based on the additional number of shareholder accounts established during the year.

The Fund also increased the administrative services (financial reporting) provided by PFPC, and there were increased fees for state Blue Sky compliance as the Fund became registered in all states. The Fund retained law firm Corsell Law Group, Ltd. to provide legal services, and retained the services of Gemini Fund Compliance Services, LLC. to help prepare a formal compliance manual. The cost of auditing services also increased.

Realized and Unrealized Capital Gain/Loss: The Fund’s net realized capital gain dividend per share was also about the same as the prior year, and reflected a larger gain in dollars spread among a larger number of shares. The Fund ended the year with net unrealized appreciation of almost $27 million.

Corporate Governance and Regulatory: The Fund’s Directors re-approved the investment advisory agreement with Accrued Equities Inc. at the annual Directors meeting on September 29, 2006. The factors considered by the board included the Advisor’s independent and purchased research, familiarity and experience with the Fund’s area of concentration and the Fund’s reasonable expense ratio given its small size. Also considered were the Advisor’s efforts in coordinating relationships with outside service providers in the areas of transfer agency, fund accounting, custodial services and auditing. The Board also considered the Advisor’s efforts to obtain reasonable rates for commissions on trading of the Fund’s portfolio securities, to maintain good relations and communications with Fund shareholders, and to comply with changing securities regulations.

The Fund also appointed PFPC Distributors as Principal Underwriter and Accrued Equities Inc. as co-distributor. The appointment of the Principal Underwriter does not have an impact on the Fund’s operational expenses, but was implemented mid-year to better cope with regulatory compliance and to make the Fund available in all states.

The Fund’s seven directors (five of whom are independent) were elected by shareholders at the annual meeting on September 29, 2006. Director John Breitenbach Jr. resigned during the year on account of his own workload and the increased time burden required of directors. His contributions to the Board were appreciated.

Strategy: The Fund’s strategy continues to seek long-term appreciation by investing in clean energy, alternate or renewable energy and environmentally oriented investments – with concern for socially responsible behavior. Investment in foreign companies as a percentage of net assets increased again in 2006 as the Manager found there were more companies abroad which were further advanced in the profitable development of alternate energy support of the environment than those in the States.

New Alternatives Fund Growth of $10,000 vs. The S&P 500 ® Index and The Russell 2000® Index

* The Fund commenced operations on September 3, 1982.

The performance data quoted represents past performance. Past performance is no guarantee of recent month-end may be obtained by calling 800-423-8383. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The New Alternatives Fund (N.A.V. and Load) returns assume reinvestment of all distributions. The New Alternatives (Load) return reflects the maximum sales charge of 4.75%. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500® and the Russell 2000® indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses.

FUND EXPENSE EXAMPLE (UNAUDITED)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as sales loads and (2) ongoing costs, including management fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses: The first line of the following table (“Actual”) provides information about the actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: The Fund’s Transfer Agent, PFPC, Inc. charges an annual IRA maintenance fee of $15 for IRA accounts. That fee is not reflected in the accompanying tables.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do no reflect any transaction costs, such as fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

NEW ALTERNATIVES FUND, INC.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,125.90	$7.07
Hypothetical (assumes 5% return before expenses)	$1,000.00	$1,018.47	$6.74

* Expenses are equal to the Fund’s annualized expense ratio for the six-month period (1.32%), multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period.

New Alternatives Fund, Inc.

Portfolio Holdings Summary

December 31, 2006

Sector Diversification	% of Portfolio	Market Value
Alternate Energy (Solar Cell)	20.75%	$24,285,418
Alternate Energy (Wind Turbines/Wind Projects)	13.76	16,106,229
Energy Conservation	12.85	15,036,001
Alternate Energy (Wind & Hydro Power Producers & Waves)	7.56	8,853,205
Alternate Energy (Biomass)	5.36	6,276,986
Water	4.87	5,703,254
Alternate Energy Related (Batteries for Hybrid Automobiles)	4.58	5,363,166
Natural Gas (Distribution)	4.58	5,361,400
Alternate Energy (Geothermal)	4.36	5,102,081
Natural Foods	2.29	2,676,000
Recycling	0.70	815,811
Other (Industrial Gases Including Hydrogen)	0.51	593,300
Alternate Energy (Fuel Cell)	0.20	228,660
Short-Term Investments	17.73	20,752,319
Liabilities in Excess of Other Assets	(0.10)	(118,424)
TOTAL	100.00%	$117,035,406

Top Ten Common Stock Portfolio Holdings

December 31, 2006 (Unaudited)

Name	% of Net Assets
Abengoa	4.70%
Gamesa Corporacion	4.70
Vestas Wind Systems	4.51
Acciona	4.37
Schneider Electric SA	4.26
BrookField Asset Management	4.12
Conergy AG	4.07
Solarworld	4.02
Renewable Energy Corp.	3.91
Q-Cells	3.84
Total of Top Ten	42.50%

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Market Value
COMMON STOCKS - 82.37%
Alternate Energy as a Group–- 56.57%
Alternate Energy (Wind & Hydro Power Producers & Waves) – 7.56%
Brookfield Asset Management, Inc., Class A (Canada)	100,000	$4,818,000
Canadian Hydro Developers, Inc. (Canada)*	400,000	2,045,201
Ocean Power Technologies, Inc. (United Kingdom)*	10,000	16,538
Renewable Energy Holdings PLC (United Kingdom)*	50,000	36,207
TrustPower Ltd. (New Zealand)	350,000	1,937,259
		8,853,205
Alternate Energy (Fuel Cell) – 0.20%
FuelCell Energy, Inc.*	30,000	193,800
Medis Technologies Ltd.*	2,000	34,860
		228,660
Alternate Energy (Solar Cell) – 20.75%
Conergy AG (Germany)	75,000	4,766,928
Kyocera Corp. (ADR) (Japan)	25,000	2,372,250
Q-Cells AG (Germany)*	100,000	4,492,648
Renewable Energy Corp.AS (Norway)*	250,000	4,577,321
Sharp Corp. Ltd. (ADR) (Japan)	185,000	3,182,832
Solarworld AG (Germany)	75,000	4,707,589
SunPower Corp.*	5,000	185,850
		24,285,418
Alternate Energy (Wind Turbines/Wind Projects) – 13.76%
Acciona (Spain)	27,500	5,116,701
EDF Energies Nouvelles (France)*	4,000	211,565
GamesaCorporacionTechologica (Spain)	200,000	5,498,780
Vestas Wind Systems (Denmark)*	125,000	5,279,183
		16,106,229
Alternate Energy (Biomass) – 5.36%
Abengoa (Spain)	150,000	5,500,758
Cosan Sa IndustriaComercio (Brazil)	30,000	628,103
Verasun Energy	7,500	148,125
		6,276,986
Alternate Energy (Geothermal) – 4.36%
Ormat Technologies, Inc.	120,000	4,418,400
WFI Industries Ltd. (Canada)	30,000	683,681
		5,102,081

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Market Value
Alternate Energy Related (Batteries/ Components for Hybrid Automobiles) – 4.58%
Aisin Seiki Co., Ltd. (Japan)	30,000	$1,004,574
Denso Corp. (Japan)	80,000	3,168,982
Johnson Controls, Inc.	8,000	687,360
Matsushita Electric Industrial Co., Ltd. (ADR) (Japan)	25,000	502,250
		5,363,166
Water – 4.87%
Aqua America, Inc.	25,000	569,500
Badger Meter, Inc.	90,000	2,493,000
CIA SaneamentoBasico	20,000	677,200
Hyflux Ltd. (Singapore)	30,000	45,558
Kelda Group PLC (United Kingdom)	75,000	1,359,233
Pennon Group PLC (United Kingdom)	50,000	558,763
		5,703,254
Energy Conservation – 12.85%
Baldor Electric Co.	70,000	2,339,400
Color Kinetics, Inc.*	15,000	320,250
Compagnie de Saint-Gobain (France)	50,000	4,196,611
Koninklijke Phillips Electronics N.V	15,000	563,700
Owens Corning, Inc.*	35,000	1,046,500
Schneider Electric SA (France)	45,000	4,990,440
Stantec, Inc. (Canada)*	40,000	869,600
Telvent GIT SA (Spain)*	50,000	709,500
		15,036,001
Natural Foods – 2.29%
SunOpta, Inc. (Canada)*	100,000	880,000
United Natural Foods, Inc.*	50,000	1,796,000
		2,676,000
Recycling – 0.70%
Commercial Metals Co.	10,000	258,000
Sims Group Ltd. (Australia)	35,000	557,811
		815,811
Natural Gas Distribution – 4.58%
Northwest Natural Gas Co.	35,000	1,485,400
Piedmont Natural Gas Co., Inc.	20,000	535,000
South Jersey Industries, Inc.	100,000	3,341,000
		5,361,400

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Market Value
Other (Industrial Gases Including Hydrogen) - 0.51%
Praxair, Inc.	10,000	$593,300

Total Common Stock (Cost $69,497,614)		96,401,511

SHORT-TERM INVESTMENTS - 17.73%

	Par (000’s)
CERTIFICATES OF DEPOSIT - 0.43%
Socially Concerned Banks
Alternatives Federal Credit Union Certificate of Deposit maturity 01/31/07 1.00%	$100	100,000
Chittenden Bank Certificate of Deposit maturity 6/04/07 2.32%	100	100,000
Community Capital Bank Certificate of Deposit maturity 02/01/07 2.65%	100	100,000
Self-Help Credit Union Certificate of Deposit maturity 02/10/07 4.41%	100	100,000
South Shore Bank Certificate of Deposit maturity 01/25/07 4.00%	100	100,000
Total Certificates of Deposit (Cost $500,000)		500,000

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2006

	Par (000’s)	Market Value
U.S. TREASURY BILLS - 17.30%
4.82% due 01/04/07	$2,000	$1,999,197
4.78% due 01/04/07	2,500	2,499,004
4.73% due 01/11/07	3,000	2,996,058
4.77% due 01/18/07	4,500	4,489,864
4.71% due 01/25/07	1,500	1,495,290
4.67% due 01/25/07	2,500	2,492,217
4.70% due 02/01/07	2,000	1,991,905
4.62% due 02/08/07	2,300	2,288,784
Total U.S. Treasury Bills (Cost $20,252,319)		20,252,319
Total Short-Term Investments (Cost $20,752,319)		20,752,319

TOTAL INVESTMENTS - 100.10%
(Total Cost $90,249,933)**		117,153,830

Liabilities in Excess of Other Assets - (0.10)%		(118,424)

Net Assets		$117,035,406

* Non-income producing security.

**Aggregate unrealized appreciation		$27,075,553
Aggregate unrealized depreciation		(171,656)

Net aggregate unrealized appreciation		$26,903,897

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investment securities at fair value (cost: $69,497,614) (Notes 2A and 5)	$96,401,511
U.S. Treasury Bills at cost	20,252,319
Cash, Savings and Certificates of Deposit at cost	500,000
Cash	427,680
Receivables:
Investment securities sold	147,410
Capital stock subscribed	599,802
Dividends	53,032
Interest	703
Prepaid expenses	20,868
Total Assets	118,403,325
LIABILITIES
Payables:
Investment securities purchased	169,204
Capital stock reacquired	88,799
Dividend distribution	953,917
Management fees	56,790
Accrued expenses and other liabilities	99,209
Total Liabilities	1,367,919
Net Assets	$117,035,406
ANALYSIS OF NET ASSETS
Net capital paid in shares of capital stock	$90,174,212
Accumulated net investment loss	(4,537)
Accumulated net realized loss on investments	(37,829)
Net unrealized depreciation of translation of other assets and liabilities in foreign currency	(337)
Net unrealized appreciation on investments	26,903,897
Net Assets	$117,035,406
Net asset value, offering and redemption price per share ($117,035,406/2,665,295.948 shares of outstanding capital stock, 8 million shares authorized.)	$43.91
Maximum offering price per share (100/95.25 of $43.91)	$46.10

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

Investment Income:
Dividends (net of $63,879 foreign taxes withheld)	$801,118
Interest	818,565
Total Income	1,619,683
Expenses:
Management fee (Note 4)	558,395
Administration and accounting fees	170,619
Transfer agent fees	162,083
Postage and printing fees	68,537
Custodian fees	53,419
Audit fees	44,998
Legal fees
Registration fees	24,616
Director fees	10,148
Compliance service fees	10,000
Insurance fees	9,806
Other expenses	7,102
Total Expenses	1,148,738
Net Investment Income	470,945
Net Realized and Unrealized Gain from Investments and foreign currency related transactions:
Realized Gain from Investments (Notes 2B & 6):
Net realized gain from investments	5,124,621
Net realized loss from foreign currency transactions	(14,516)
Net Realized Gain	5,110,105
Net Change in Unrealized Appreciation (Depreciation) of Investments and foreign currency related transactions:
Net change in unrealized appreciation on investments	19,395,585
Net change in unrealized depreciation on foreign currency translations	(337)
Net change in Unrealized Appreciation (Depreciation) for the period	19,395,248
Net Realized and Unrealized Gain (Loss) on Investments and foreign currency related transactions	24,505,353
Net Increase in Net Assets Resulting from Operations	$24,976,298

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended
	December 31, 2006	December 31, 2005
Investment Activities:
Net investment income	$470,945	$374,663
Net realized gain from investments and foreign currency translations	5,110,105	4,852,138
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	19,395,248	(357,985)
Net Increase in net assets derived from Operations	24,976,298	4,868,816
Dividends and Distributions to Shareholders:
Dividends from net investment income	(460,966)	(321,926)
Distributions from net realized capital gains	(5,162,034)	(3,272,042)
Total Dividends and Distributions to Shareholders	(5,623,000)	(3,593,968)

Capital Share Transactions:
Net increase from capital transactions (Note 3)	32,916,840	10,875,186
Total Increase in Net Assets	52,270,138	12,150,034
Net Assets:
Beginning of the period	64,765,268	52,615,234
End of the Period*	$117,035,406	$64,765,268

* Includes accumulated net investment loss of $(4,537) and $(1,702) for the years ended 12/31/06 and 12/31/05, respectively.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2006

1) ORGANIZATION – The New Alternatives Fund, Inc. (the “Fund”) was incorporated under the laws of the State of New York on January 17, 1978 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on September 3, 1982. The investment objective of the Fund is to seek long-term capital gains by investing in common stocks of companies that are oriented to a clean environment. The Fund concentrates at least 25% of its total assets in common stocks of companies which have an interest in alternative energy. There is no limitation on the percentage of assets invested in the U.S. or abroad.

2) ACCOUNTING POLICIES – The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by the Advisor pursuant to procedures adopted by the Fund’s Board of Directors.

B. FOREIGN CURRENCY – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Fund’s Board of Directors.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of a first in, first out basis for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION –Dividend income is recorded as of the ex-dividend date. Certificates of Deposit interest income is accrued daily. Expenses are accrued on a daily basis.

E. DIVIDENDS AND DISTRIBUTIONS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carry forwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

F. U.S. TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

3) CAPITAL STOCK –There are 8,000,000 shares of $1.00 par value capital stock authorized. On December 31, 2006, there were 2,665,295.948 shares outstanding. Aggregate paid in capital including reinvestment of dividends was $72,182,177. Transactions in capital stock were as follows:

	For the Year Ended 12/31/06		For the Year Ended 12/31/05
	Shares	Amount	Shares	Amount
Capital stock sold	813,623.808	$33,729,984	92,902.649	$10,380,779
Reinvestment of dividends	106,359.350	4,669,953	88,609.613	3,053,491
Redemptions	(134,382.177)	(5,483,097)	(73,471.956)	(2,559,084)
Net Increase	785,600.981	$32,916,840	108,040.306	$10,875,186

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (the “Advisor”), a registered investment adviser and broker-dealer, serves as investment adviser to the Fund pursuant to an Investment Management and Advisory Agreement, as amended. The Fund pays the Advisor an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million; 0.50% of net assets over $30 million and 0.45% of assets over $100 million. The annualized expense ratio for the year ended December 31, 2006 was 1.25%. The Fund pays no remuneration to its officers, David Schoenwald and Maurice Schoenwald, who are also Directors of the Fund and officers of the Advisor. The Advisor also served as the Fund’s principal underwriter until July 1, 2006. On July 1, 2006, the Fund entered into an Underwriting Agreement with PFPC Distributors, Inc. to serve as the principal underwriter. On July 1, 2006, PFPC Distributors, Inc. entered into a Sub-Distribution Agreement with Accrued Equities, Inc. The Fund charges a maximum front-end sales charge of 4.75% on most new sales. The commission is shared with other brokers who actually sell new shares. Their share of the commission may vary. For the year ended December 31, 2006, sales charges received by the Advisor were $208,773. For the period from January 1, 2006 to June 30, 2006, Accrued Equities, Inc. acted as the principal underwriter and was paid $121,614. For the period from July 1, 2006 to December 31, 2006, PFPC Distributors, Inc.

acted as the Fund’s principal underwriter and received $28,687 in fees. Accrued Equities, Inc. acted as the Fund co-distributor and received an underwriting fee of $57,374 for the period from July 1, 2006 to December 31, 2006.

5) DIRECTORS FEES – For the year ended December 31, 2006, the Fund paid Directors fees of $7,500 to its Independent Directors. The Interested Directors do not receive directors’ fees from the Fund. Effective September 29, 2006, the Board of Directors approved an increase in compensation for each Independent Director with the annual retainer being increased to $2,500 plus an additional $500 for each member of the Audit Committee. The Independent Directors may also receive reimbursement for travel expenses to attend Directors meetings. There was no additional compensation paid to any Director for board service other than that stated. See note 4 for compensation regarding Interested Directors.

6) PURCHASES AND SALES OF SECURITIES – For the year ended December 31, 2006, the aggregate cost of securities purchased totaled $51,885,787. Net realized gains (loss) were computed on a first in, first out basis. The amount realized on sales of securities for the year ended December 31, 2006 was $30,283,913.

7) FEDERAL INCOME TAX INFORMATION – At December 31, 2006 the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follow:

Cost of investments for tax purposes	$90,286,744
Gross tax unrealized appreciation	27,038,742
Gross tax unrealized depreciation	(171,656)
Net tax unrealized appreciation on investments	$26,867,086

The following permanent differences as of December 31, 2006, primarily attributable to transactions involving foreign securities and currencies, tax treatment of distributions and other differences between financial accounting and tax accounting, were reclassified to the following accounts:

Decrease Undistributed Net Investment Income	$(12,814)
Increase Accumulated Net Realized Loss	5,177
Increase Paid-In Capital	$7,637

As of December 31, 2006 the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$—
Undistributed Capital Gains	—
Other Temporary Difference	(5,555)
Net Unrealized Appreciation on Investments And Currencies	26,866,749
$26,861,194

Distributions to shareholders from net investment income and realized gains are determined in accordance with U.S. federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, gains (losses) on foreign currency transactions and net short-term realized gains are treated as “ordinary income” for tax purposes. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permenent, they are charges or credited to paid-in-capital or accumulated net realized gain.

The tax character of distributions paid during 2006 and 2005 were as follows:

Distribution paid from	2006	2005
Ordinary Income	$460,966	$321,696
Long-term Capital Gain	5,162,034	3,272,042
	$5,623,000	$3,593,738

8) NEW ACCOUNTING PRONOUNCEMENTS – In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is required to be implemented by calendar year funds by no later than June 29, 2007. The Investment Manager has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the impact, if any, of the SFAS on the Fund’s financial statements.

Joseph A. Don Angelo

Certified Public Accountant

116 Jackson Avenue

Syosset, New York 11791

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
New Alternatives Fund, Inc.

We have audited the accompanying statement of assets and liabilities of New Alternatives Fund, Inc., including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended and statements of changes in net assets for each of the last two years and the financial highlights for each of the last five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers. As to securities purchased or sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis of our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Alternatives Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in net assets for each of the last two years in the period then ended, and the financial highlights for each of the last five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Joseph A. Don Angelo, CPA

Syosset, New York

February 20, 2007

OTHER INFORMATION

(Unaudited)

1) PROXY VOTING - The Fund has proxy voting policies which are available, without charge, upon request by calling the Fund at 800-423-8383. Information regarding how the Fund voted proxies during the most recent twelve month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 800-423-8383 and (ii) on the SEC website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q’s are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) SHAREHOLDER MEETING INFORMATION – The Annual Meeting of Shareholders of the Fund (the “Meeting”) was held on September 29, 2006 at which a quorum was present. The Meeting included the election of directors and the ratification of the Registered Independent Certified Public Accountant.

Maurice L. Schoenwald, David Schoenwald, Sharon Reier, Preston Pumphrey, Murray Rosenblith, Susan Hickey and Jonathon Beard were elected to serve as Directors for the ensuing year. Information regarding shares voted for and against each matter before the Meeting follows:

a)

To elect seven Directors to serve for the ensuing year.

	For	Withhold
Maurice L. Schoenwald	1,388,370.246	15,395.762
David J. Schoenwald	1,390,426.590	13,339.418
Sharon Reier	1,390,240.255	13,525.753
Preston Pumphrey	1,389,368.616	14,397.392
Murray Rosenblith	1,390,224.357	13,541.651
Susan Hickey	1,390,833.285	12,932.723
Jonathan Beard	1,390,559.807	13,203.201

b)

To ratify the selection of the firm of Joseph A. Don Angelo, CPA, as Registered Independent Certified Public Accountant of the Fund for the fiscal year ending December 31, 2006. The selection was ratified with the following votes:

For:	1,380,337.988
Against:	983.036
Abstain:	19,440.984

4) APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT - During the period covered by the report, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), approved continuation of the investment advisory agreement between Accrued Equities, Inc. and the Company on behalf of the New Alternatives Fund, Inc. The Board’s decision to approve the Agreement reflects the exercise of its business judgment, based on information provided by the Advisor and the Board’s assessment of the specific circumstances of the Company. In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board, together with the Board’s conclusion with respect to each factor appears below.

Overall, the Board concluded that continuation of the Agreement would be in the best interests of the Company and its shareholders, as well as consistent with the expectations of the shareholders of the Company. During its deliberations, the Board considered (i) the Company’s focus on alternative energy investments and the demonstrated and long-term commitment of Accrued Equities, Inc. to this market sector; (ii) the size of the Fund and the contribution of Accrued Equities, Inc. to operating costs and needs since the Company’s inception; (iii) the quality, extent, and value of services provided to the Fund by Accrued Equities, Inc., including the performance achieved; (iv) comparative data with respect to the advisory and management fees paid by other funds of comparable type and size and the operating expenses and expense ratio of the Fund as compared to other such funds; (vi) the special knowledge of alternative energy of Accrued Equities, Inc.; and (vii) the profitability of Accrued Equities, Inc., including data relating to the costs incurred by Accrued Equities, Inc. in providing advisory, administrative, processing and other services to the Fund and its shareholders.

The Board reached the following conclusions: that the nature, extent and quality of services provided by Accrued Equities, Inc. in advising the Fund including the performance achieved, was satisfactory; that the profits earned by Accrued Equities, Inc. are not excessive, particularly in light of the relatively higher expenses incurred by small and specialized funds like the Company; and that break points in the fee schedule ensure that shareholders benefit from the resulting economies of scale. Of significance in the Board’s decision to continue the Advisory Agreement is the fact that the Advisor provides investment advisory services exclusively to the Company and that the firm has been committed to alternative energy investing since the inception of the Company. The Board was also informed as to fees and expenses incurred by other funds that seek to invest in accordance with a social responsible investment philosophy but did not specifically rely upon such comparative information in determining to continue the Advisory Agreement.

NEW ALTERNATIVES FUND, INC.

SHAREHOLDER TAX INFORMATION (Unaudited)

During the fiscal year ended December 31, 2006, the following dividends and distributions per share were paid by the Fund:

Ordinary Income	$0.18
Long-Term Capital Gains	2.02

The Fund paid foreign taxes of $63,879 and recognized foreign source income of $458,937. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the year ended December 31, 2006.

For the year ended December 31, 2006, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a 100% of their ordinary income distribution for the Fund may qualify for a maximum tax rate of 15%. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, 76.36% of the ordinary income distributions qualify for the dividends received deduction.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

MANAGEMENT OF THE FUND - Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund at 800-423-8383 or by visiting our website at www.newalternativesfund.com.

DIRECTORS

Name, Address and Age	Position(s) Held with the Fund	Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To be Overseen by Director(2)	Other Directorships Held by Director(3)
Interested Directors
Maurice L. Schoenwald*	Founder,	All years	Founder, Secretary and	1	None
Longboat Key, FL	Director,	since 1982	Vice President, Accrued
Age:86	Chairman of the Board,		Equities, Inc.
Vice President
and Secretary
David J. Schoenwald*	Founder, Director,	All years	President, Accrued	1	None
Huntington Bay, NY	President and	since 1982	Equities, Inc.
Age: 56	Treasurer
Independent Directors
Sharon Reier	Director	Since 1982	Financial Journalist,	1	None
Coconut Creek, FL and			Business Week &
Paris, France			International Herald
Age: 59			Tribune; Former Regional
Editor, Financial World
Magazine; Former Editor
with Board Room; Former
Contributing Editor,
Institutional Investor;
Former Staff, Forbes &
American Banker.
Preston V. Pumphrey	Director and	Since 2003	Retired CEO and Former	1	None
Syosset, NY	Audit Committee	(Director)	owner, Pumphrey Securities,
Age: 71	Chairman		Inc., a registered securities
		Since 2002	broker/dealer; Former
		(Audit	Adjunct Professor of
		Committee)	Finance, C.W. Post College;
NASD Dispute Resolution
Board of Arbitrators (June
2002 to Present); Director,
American Red Cross of
Nassau County, NY.

Name, Address and Age	Position(s) Held with the Fund	Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To be Overseen by Director(2)	Other Directorships Held by Director(3)
Murray D. Rosenblith	Director and	Since 2003	Executive Director, A.J.	1	None
Brooklyn, NY	Audit Committee		Muste Memorial Institute,
Age: 55	Member		an organization concerned
with exploration of the line
between non-violence and
social change.
Susan Hickey	Director and	Since 2005	Accounting Software	1	None
East Northport, NY	Audit Committee		Developer, Accountants
Age: 53	Member		World (formerly Micro
Vision Software, Inc.);
Former IRS Tax Return
Auditor; BA International
Affairs, Stonehill College,
North Easton, MA.
Jonathan D. Beard	Director	Since 2005	Self-employed Freelance	1	None
New York, NY			Journalist for various
Age: 57			American and European
Science Magazines; Lifetime
Member, Sierra Club and
New York-New Jersey
Trails Conference; Graduate
of Columbia University
1970.

1 Each Director holds office until the next meeting of shareholders at which Directors are elected following his or her election or appointment and until his or her successor has been elected and qualified.

2 Currently, there is only one portfolio and no fund complex.

3 Includes directorships of companies required to report to the SEC under the Securities Exchang Act of 1934, as amended (i.e., “public companies”), or other investment companies registered unde the 1940 Act.

* “Interested” person, as defined in section 2(a)(19) of the 1940 Act. Maurice L. Schoenwald is Secretary and minority shareholder of Accrued Equities, Inc., the Fund’s investment adviser. David Schoenwald is majority shareholder and President of Accrued Equities, Inc.

Item 2.

Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.

Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that Preston Pumphrey is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $43,433 in 2006 and $28,259 in 2005.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2006 and $0 for 2005.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $1,550 for 2006 and $1,541 for 2005.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2006 and $0 in 2005.

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated there under (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)     N/A

(c)     100%

(d)     N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,700 for 2006 and $2,242 for 2005.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.

Audit Committee of Listed registrants.

Not applicable.

Item 6.

Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.

 Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.

Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.

Exhibits.

(a)(1)

Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	New Alternatives Fund, Inc.

By (Signature and Title)*	/s/ DAVID J. SCHOENWALD
David J. Schoenwald, Chief Executive Officer
(principal executive officer)
Date: 02/28/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ DAVID J. SCHOENWALD
David J. Schoenwald, Chief Executive Officer
(principal executive officer)
Date: 02/28/2007

By (Signature and Title)*	/s/ DAVID J. SCHOENWALD
David J. Schoenwald, Chief Financial Officer
(principal financial officer)
Date: 02/28/2007

* Print the name and title of each signing officer under his or her signature.